EXHIBIT 10.4


                          CAMELOT MUSIC HOLDINGS, INC.
                             1998 STOCK OPTION PLAN



     1. Purposes. The purposes of the Camelot Music Holdings, Inc. 1998 Stock Option Plan are:

     (a) To further the growth, development and success of the Company and the Subsidiaries by enabling the executive and other key salaried employees and directors of Camelot and the Subsidiaries to acquire a continuing equity interest in the Company, thereby increasing their personal interests in such growth, development and success and motivating such employees and directors to exert their best efforts on behalf of the Company and the Subsidiaries; and

     (b) To maintain the ability of the Company and the Subsidiaries to attract and retain employees and directors of outstanding ability by offering them an opportunity to acquire a continuing equity interest in the Company and the Subsidiaries which will reflect the growth, development and success of the Company and the Subsidiaries.

Toward these objectives, the Committee may grant Options to such employees and directors, all pursuant to the terms and conditions of the Plan.

     2. Definitions. As used in the Plan, the following capitalized terms shall have the meanings set forth below:

     (a) "AFFILIATE" - with respect to any Person, any other Person controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract or otherwise.

     (b) "AGREEMENT" - an option agreement evidencing an Option.

     (c) "ALLOWED" - the meaning given such term in the Reorganization Plan.

     (d) "BOARD" - the Board of Directors of the Company.

     (e) "CAMELOT" - Camelot Music, Inc., a Pennsylvania corporation, or any successor entity.

     (f) "CHANGE IN CONTROL" - the occurrence of any of the following:

          (i) (A) any Person who is not a shareholder of the Company on the Effective Date, together with any Affiliate of such Person, in the aggregate become beneficial owners, directly or indirectly, of 35% or more of the Stock then outstanding or (B) any Person who is a shareholder of the Company on the Effective Date, together with any Affiliate of such Person, in the aggregate become beneficial owners, directly or indirectly, of 50% or more of the Stock then outstanding; or

          (ii) individuals who on the Effective Date constituted the board of directors of the Company (together with any new directors whose election by the board of directors of the Company, or whose nomination for election by the shareholders of the Company, was approved by a vote of a majority of the directors of the Company then still in office who were either directors on the Effective Date or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of the Company then in office; or

          (iii)the shareholders of the Company approve any transaction or series of transactions under which the Company or any Subsidiary is merged or consolidated with any other company, other than (A) a merger or consolidation which would result in the voting securities of the Company or any Subsidiary party to such merger or consolidation outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the merged entity immediately after such merger or consolidation or (B) any transaction or series of transactions implemented pursuant to the Reorganization Plan; or

          (iv) the shareholders of the Company approve a plan of liquidation of the Company or any Subsidiary, or an agreement for the sale or disposition of all or substantially all of the assets of the Company or any Subsidiary, other than a sale or disposition of all or substantially all of the assets of the Company or any Subsidiary to an Affiliate of such respective Person or Persons.

     (g) "CLAIMS" - the meaning given such term in the Reorganization Plan.

     (h) "CODE" - the Internal  Revenue Code of 1986,  as it may be amended from
time  to  time,  including   regulations  and  rules  thereunder  and  successor
provisions and regulations and rules thereto.

     (i) "COMMITTEE" - the Compensation Committee of the Board, or such other Board committee as may be designated by the Board to administer the Plan, in accordance with Section 3.

     (j) "COMPANY" - Camelot Music Holdings, Inc., a Delaware corporation, or any successor entity.

     (k) "EFFECTIVE DATE" - the meaning given such term in the Reorganization Plan.

     (l) "EXCHANGE ACT" - the Securities Exchange Act of 1934, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

     (m) "FAIR MARKET VALUE" of a share of Stock as of a given date shall be (i) the average of the closing representative bid and asked prices for the Stock on such date (or, if no such prices are reported for such date, the most recent day for which such prices are available shall be used) as reported by NASDAQ or any stock exchange on which the Stock is then listed, or, if not then reported by NASDAQ or any such stock exchange, by any other nationally recognized stock quotation system, or (ii) if the Stock is not then publicly traded, the fair market value determined by such other reasonable valuation method as the Committee shall, in its discretion, select and apply in good faith as of the given date; provided, however, that for purposes of paragraphs (a) and (g) of
Section 6, such fair market value shall be determined subject to Section 422(c)(7) of the Code.

     (n) "ISO" or "INCENTIVE STOCK OPTION" - an option to purchase Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6 and which conforms to the applicable provisions of Section 422 of the Code.

     (o) "NASDAQ" - the National Association of Securities Dealers Automated Quotation System (or its successor quotation system).

     (p) "NOTICE" - written notice actually received by Camelot at its offices on the day of such receipt, if received on or before 1:30 p.m., on a day when Camelot's offices are open for business, or, if received after such time, such notice shall be deemed received on the next such day, which notice may be delivered in person to Camelot's Chief Financial Officer or sent by facsimile to Camelot, or sent by certified or registered mail or overnight courier, prepaid, addressed to Camelot at 8000 Freedom Avenue N.W., North Canton, Ohio 44720,
Attention: Chief Financial Officer.

     (q) "OPTION" - an option to purchase Stock granted to a Participant under the Plan in accordance with the terms and conditions set forth in Section 6. Options may be either ISOs or stock options other than ISOs.

     (r) "OPTIONEE" - a Participant who has been granted an Option under the Plan in accordance with the terms and conditions set forth in Section 6.

     (s) "PARTICIPANT" - an individual eligible, pursuant to Section 5, to participate in the Plan who is selected to participate in the Plan pursuant to
Section 3.

     (t) "PERSON" - any individual, partnership, joint venture, company, corporation, trust, unincorporated organization or other enterprise, or any governmental or political subdivision or any agency, department or instrumentality thereof.

     (u) "PLAN" - this Camelot Music Holdings, Inc. 1998 Stock Option Plan.

     (v) "REORGANIZATION PLAN" - that certain Second Amended Joint Chapter 11 Plan of Reorganization of the Company, Camelot, and various affiliated entities, dated November 7, 1997, as amended.

     (w) "SECURITIES ACT" - the Securities Act of 1933, as it may be amended from time to time, including regulations and rules thereunder and successor provisions and regulations and rules thereto.

     (x) "STOCK" - the $0.01 par value common stock of the Company, without preemptive rights or cumulative voting rights.

     (y) "SUBSIDIARY" shall mean (i) any present or future corporation which is or would be a "subsidiary corporation" of the Company as the term is defined in
Section 424(f) of the Code and (ii) for purposes of Options which are not ISOs, any unincorporated entity in which the Company and/or one or more of its "subsidiary corporations" (as defined in Section 424(f) of the Code) presently or in the future own an aggregate profits interest of fifty percent (50%) or more, which the Committee in its discretion determines will be a "Subsidiary" for purposes of the Plan.

     3. Administration of the Plan. (a) The Committee shall have exclusive authority to operate, manage and administer the Plan in accordance with its terms and conditions. Notwithstanding the foregoing, in its absolute discretion, the Board may at any time and from time to time exercise any and all rights, duties and responsibilities of the Committee under the Plan, including, but not limited to, establishing procedures to be followed by the Committee.

     (b) The Committee shall be appointed from time to time by the Board.

     (c) The Committee shall have all authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan. Without limiting the generality of the foregoing sentence or paragraph (a) of this
Section 3, the Committee shall have the exclusive right and discretionary authority, in accordance with the other terms and conditions of the Plan, to:
(i) interpret the Plan and the Agreements; (ii) construe any ambiguous provision of the Plan and/or the Agreements; (iii) subject to Section 5(b), determine eligibility for participation in the Plan, decide all questions concerning eligibility for and the amount of Options granted under the Plan, and select, from time to time, from among those eligible, the employees and directors to whom Options shall be granted under the Plan, which selection may be based upon information furnished to the Committee by the Company's management; (iv) subject to Section 5(b), determine whether an Option shall take the form of an ISO or Option other than an ISO; (v) subject to Section 5(b), determine the number of shares of Stock to be included in any Option or to which any Option shall otherwise relate and the periods for which Options will be outstanding; (vi) establish, amend, waive and/or rescind rules and regulations and administrative guidelines for carrying out the Plan; (vii) to the extent permitted under the Plan and the applicable Agreement, grant waivers of Plan terms, conditions, restrictions and limitations; (viii) to the extent permitted under the Plan and the applicable Agreement, permit the transfer of an Option or the exercise of an Option by one other than the Participant who received the grant of such Option;
(ix) correct any errors, supply any omissions or reconcile any inconsistencies in the Plan and/or any Agreement or any other instrument relating to any Option;
(x) to the extent permitted by the Plan, amend or adjust the terms and conditions of any outstanding Option and/or adjust the number and/or class of shares of Stock subject to any outstanding Option; (xi) in accordance with the Plan, establish and administer any performance goals in connection with any Options; (xii) at any time and from time to time after the granting of an Option, specify such additional terms, conditions and restrictions with respect to any such Option as may be deemed necessary or appropriate to ensure compliance with any and all applicable laws, including, but not limited to, (A) terms, restrictions and conditions for compliance with federal and state securities laws, (B) methods of withholding or providing for the payment of required taxes and (C) restrictions regarding a Participant's ability to exercise Options under a "cashless exercise" program established by the Committee; and (xiii) take any and all such other action it deems necessary or advisable for the proper operation and/or administration of the Plan. The Committee shall have full discretionary authority in all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan. Options need not be uniform as to all grants and recipients thereof.

     (d) Each Option shall be evidenced by an Agreement, which shall be executed by the Company and the Participant to whom such Option has been granted, unless the Agreement provides otherwise; however, two or more Options to a single Participant may be combined in a single Agreement. An Agreement shall not be a precondition to the granting of an Option; however, no person shall have any rights under any Option unless and until the Participant to whom the Option shall have been granted (i) shall have executed and delivered to the Company an Agreement or other instrument evidencing the Option, unless such Agreement provides otherwise, and (ii) has otherwise complied with the applicable terms and conditions of the Option. Except as provided in Section 5(b), the Committee shall prescribe the form of all Agreements, and, subject to the terms and conditions of the Plan, shall determine the content of all Agreements. Any Agreement may be supplemented or amended in writing from time to time as approved by the Committee; provided that the terms and conditions of any such Agreement as supplemented or amended are not inconsistent with the provisions of the Plan.

     (e) The Committee may consult with counsel who may be counsel to the Company. The Committee may, with the approval of the Board, employ such other attorneys or consultants, accountants, appraisers, brokers or other persons as it deems necessary or appropriate. In accordance with Section 12, the Committee shall not incur any liability for any action taken in good faith in reliance upon the advice of such counsel or such other persons.

     (f) The Committee may, in its discretion, delegate to appropriate officers of Camelot the "administration" of the Plan under this Section 3; provided, however, that no such delegation by the Committee shall be made (i) if such delegation would not be permitted under applicable law or (ii) with respect to the administration of the Plan as it affects executive officers and directors of Camelot, and, provided further, however, the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. All authority delegated by the Committee under this paragraph (h) of Section 3 shall be exercised in accordance with the terms and conditions of the Plan and any rules, regulations or administrative guidelines that may from time to time be established by the Committee.

     4. Shares of Stock Subject to the Plan. (a) The shares of stock subject to Options granted under the Plan shall be shares of Stock. Such shares of Stock subject to the Plan may be either authorized and unissued shares or previously issued shares acquired by the Company or any Subsidiary. The total number of shares of Stock that may be delivered pursuant to Options granted under the Plan is seven and one-half percent (7.5%) of the total number of shares of Stock authorized in connection with the Reorganization Plan as of the Effective Date.

     (b)  Notwithstanding  any of the  foregoing  limitations  set forth in this
Section 4, the numbers of shares of Stock specified in this Section 4 shall be adjusted as provided in Section 10.

     (c) Any shares of Stock subject to an Option which for any reason expires or is terminated without having been fully exercised may again be granted pursuant to an Option under the Plan, subject to the limitations of this Section 4.

     5. Eligibility. (a) Executive and other key salaried employees, including officers of Camelot and the Subsidiaries and directors (whether or not also employees) of the Company and its Subsidiaries shall be eligible to become Participants and receive Options in accordance with the terms and conditions of the Plan.

     (b) As of the Effective Date, ISOs, evidenced by Agreements in the form of Appendix A hereto, shall be granted to the Category 1 employees of Camelot, as listed on Schedule I hereto, to purchase shares of Stock equal to the percentage of the total shares of Stock subject to the Plan that are allocated on Schedule I to the Category 1 employees, at the option exercise price of $20.75 per share of Stock, subject to proportionate adjustment (i) to the extent that the per share Fair Market Value of the Stock has changed since the Effective Date due to the issuance of additional shares of Stock in respect of Claims that first become Allowed Claims after the Effective Date, and (ii) as otherwise provided in Section 10 and the other terms and conditions of the Plan and such Agreements. Furthermore, Options shall be granted to the Category 2 and Category 3 prospective employees of Camelot, as listed on Schedule I hereto, to purchase shares of Stock equal to the percentage of the total shares of Stock subject to the Plan that are allocated on Schedule I to the Category 2 and Category 3 prospective employees, respectively, upon the satisfaction of the conditions to the granting of such Options as set forth on Schedule I hereto. Such Options shall be granted at the option exercise price of $20.75 per share of Stock, subject to proportionate adjustment in the same manner as the Options granted to the Category 1 employees as of the Effective Date.


     6. Terms and Conditions of Stock Options. All Options to purchase Stock granted under the Plan shall be either ISOs or Options other than ISOs. Each Option shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine and which are set forth in the applicable Agreement.

          (a) Except as provided in Section 5(b), the option exercise price per share of shares of Stock subject to each Option shall be determined by the Committee and stated in the Agreement; provided, however, that, with respect to ISOs, subject to paragraph (g)(C) of this Section 6, such price shall not be less than 100% of the Fair Market Value of a share of Stock at the time that the Option is granted. Notwithstanding any intent to grant ISOs, the Options granted pursuant to Section 5(b) shall not be considered ISOs to the extent that the exercise price is deemed to be less than 100% of the Fair Market Value of a share of Stock on the Effective Date.

          (b) Each Option shall be exercisable in whole or in such installments, at such times and under such conditions as may be determined by the Committee in its discretion and stated in the Agreement, and, in any event, over a period of time ending not later than ten (10) years from the date such Option was granted, subject to paragraph (g)(C) of this Section 6.

          (c) An Option shall not be exercisable with respect to a fractional share of Stock or the lesser of fifty (50) shares or the full number of shares of Stock then subject to the Option. No fractional shares of Stock shall be issued upon the exercise of an Option.

          (d) Each Option may be exercised by giving Notice to the Company specifying the number of shares of Stock to be purchased, which shall be accompanied by payment in full including applicable taxes, if any, in accordance with Section 9. Payment shall be in any manner permitted by applicable law and prescribed by the Committee, in its discretion, and set forth in the Agreement, including, in the Committee's discretion, payment by delivery of a notice that the Optionee has placed a sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale of Stock to the Company in satisfaction of the Option exercise price.

          (e) No Optionee or other person shall become the beneficial owner of any shares of Stock subject to an Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares, until he or she has exercised his or her Option in accordance with the provisions of the Plan and the applicable Agreement.

          (f) An Option may be exercised only if at all times during the period beginning on the date of the granting of the Option and ending on the date of such exercise, the Optionee was an employee or director of either the Company or of a Subsidiary or of another corporation referred to in Section 422(a)(2) of the Code. Notwithstanding the preceding sentence, the Committee may determine in its discretion that an Option may be exercised following termination of such continuous employment or directorship, whether or not exercisable at such time, to the extent provided in the applicable Agreement.

          (g)(A) Each Agreement relating to an Option shall state whether such Option will or will not be treated as an ISO. No ISO shall be granted unless such Option, when granted, qualifies as an "incentive stock option" under Section 422 of the Code. No ISO shall be granted to any Participant who is not an employee of the Company or any of its Subsidiaries on the date of granting of such Option. Any ISO granted under the Plan shall contain such terms and conditions, consistent with the Plan, as the Committee may determine to be necessary to qualify such Option as an "incentive stock option" under Section 422 of the Code; provided, however, that the Committee may not modify the terms and conditions of Options granted on the Effective Date pursuant to Section 5(b), or the Agreements in the form of Appendix A hereto, absent the express written consent of the affected Optionee.

          (B) Notwithstanding any intent to grant ISOs, an Option granted under the Plan will not be considered an ISO to the extent that it, together with any other "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to subsection (d) of such Section) under the Plan or any other "incentive stock option" plans of the Company and any Subsidiary, are exercisable for the first time by any Optionee during any calendar year with respect to Stock having an aggregate Fair Market Value in excess of $100,000 (or such other limit as may be required by the Code) as of the time the Option with respect to such Stock is granted. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

          (C) No ISO shall be granted to a Participant who owns (within the meaning of Section 424(d) of the Code), at the time the Option is granted, more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or a Subsidiary. This restriction does not apply if at the time such ISO is granted the Option exercise price per share of Stock subject to the Option is at least 110% of the Fair Market Value of a share of Stock on the date such ISO is granted, and the ISO by its terms is not exercisable after the expiration of five (5) years from such date of grant.

          (h) An Option and any shares of Stock received upon the exercise of an Option shall be subject to such transfer and/or ownership restrictions and/or legending requirements as the Committee may determine are necessary to comply with any applicable law, regulation or rule, and may be referred to on the certificates evidencing such shares of Stock.

          (i) Notwithstanding any other provision contained in the Plan to the contrary, the maximum number of shares of Stock which may be subject to Options granted to any single Participant in any twelve (12)-month period shall not exceed 250,000 shares of Stock (as adjusted in accordance with Section 10(a)).

     7. Transfer, Leave of Absence. For purposes of the Plan, a transfer of an employee from the Company to a Subsidiary or an Affiliate of the Company, whether or not incorporated, or vice versa, or from one Subsidiary or Affiliate of the Company to another, and a leave of absence, duly authorized in writing by the Company or a Subsidiary or Affiliate of the Company, shall not be deemed a termination of employment of the employee.

     8. Rights of Employees and Other Persons. (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan, the applicable Agreement and the Reorganization Plan.

     (b) Nothing contained in the Plan or in any Agreement shall be deemed to give any employee or director the right to be retained in the service of the Company or its Subsidiaries nor, subject to the terms and conditions of any applicable employment or other agreement, restrict the right of the Company or any Subsidiary to terminate any employee's employment or any director's directorship at any time with or without cause.

     (c) Except as provided in Section 5(b), the adoption of the Plan shall not be deemed to give any employee of the Company or any Subsidiary or any other person any right to be selected as a Participant or to be granted an Option.

     9. Tax Withholding Obligations. (a) The Company and/or any Subsidiary are authorized to take whatever actions are necessary and proper to satisfy all obligations of Participants for the payment of all federal, state, local and foreign taxes in connection with any Options (including, but not limited to, actions pursuant to the following paragraph (b) of this Section 9).

     (b) Each Participant shall (and in no event shall Stock be delivered to such Participant with respect to an Option until), no later than the date as of which the value of the Option first becomes includible in the gross income of the Participant for income tax purposes, pay to the Company in cash, or make arrangements satisfactory to the Company, as determined in the Committee's discretion, regarding payment to the Company of, any taxes of any kind required by law to be withheld with respect to the Stock subject to such Option, and the Company and any Subsidiary shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Notwithstanding the above, the Committee may, in its discretion and pursuant to procedures approved by the Committee, permit the Participant to (i) elect withholding by the Company of Stock otherwise deliverable to such Participant pursuant to such Option (provided, however, that the amount of any Stock so withheld shall not exceed the minimum required withholding obligation taking into account the Participant's effective tax rate and all applicable federal, state, local and foreign taxes) and/or (ii) tender to the Company Stock owned by such Participant (or by such Participant and his or her spouse jointly) and acquired more than six (6) months prior to such tender, in full or partial satisfaction of such tax obligations.

     10. Changes in Capital. (a) Upon changes in the outstanding Stock by reason of a stock dividend, stock split, reverse split, issuance of additional shares in respect of Allowed Claims, issuance of warrants or other rights to purchase Stock or other securities of the Company (other than under the Plan), recapitalization, merger, consolidation (whether or not the Company is a surviving corporation), combination or exchange of shares of Stock, separation, or reorganization, or in the event of an extraordinary dividend, "spin-off," liquidation or other substantial distribution of assets of the Company, or other similar corporate transaction or event, the aggregate number and kind of shares of stock available under the Plan as to which Options may be granted and the number, kind of shares of stock and the option price per share under each outstanding Option shall, in each case, be appropriately adjusted by the Committee to preserve the benefits or potential benefits intended to be made available under the Plan or with respect to any Options, and, without limiting the generality of the foregoing, after the Effective Date, as further shares of Stock are issued in respect of Allowed Claims, (1) the aggregate number of shares of Stock that may be delivered pursuant to Options granted under the Plan shall be adjusted so that at all times such number of shares shall equal seven and one-half percent (7.5%) of the sum of (A) the total number of shares of Stock issued under the Reorganization Plan and (B) the total number of shares of Stock that may be delivered pursuant to Options granted under the Plan, and (2) each outstanding Option shall be appropriately adjusted by the Committee such that the potential proportionate interest in the total issued shares of capital stock of the Company attributable to the shares of Stock receivable by the Optionee upon an exercise of his or her Option in full at any time would not be diminished from his or her potential proportionate interest in the total issued shares of capital stock of the Company attributable to the shares of Stock receivable by the Optionee upon an exercise of his or her Option in full on the Effective Date.

     (b) Upon the occurrence of a Change in Control:

          (1) Each outstanding Option shall automatically become fully vested and exercisable as to all shares of Stock covered thereby for which the Option was not previously exercised, notwithstanding anything to the contrary in the Plan or the Agreement.

          (2) In its discretion, and on such terms and conditions as it deems appropriate, the Committee may provide, either by the terms of the applicable Agreement or by a resolution adopted prior to the occurrence of such event, that any outstanding Option shall be adjusted by substituting for Stock subject to such Option stock or other securities of any successor corporation to the Company, or a parent or subsidiary thereof, or that may be issuable by another corporation that is a party to the transaction whether or not such stock or other securities are publicly traded, in which event the aggregate exercise price (as applicable) shall remain the same and the amount of shares or other securities subject to option or other rights under an Option shall be the amount of shares or other securities which could have been purchased on the closing date or expiration date of such transaction with the proceeds which would have been received by the Participant if the Option had been exercised in full prior to such transaction or expiration date and the Participant exchanged all of such shares in the transaction.

          (3) In its  discretion,  and on such terms and  conditions as it deems appropriate, the Committee may provide, either by the terms of the applicable Agreement or by a resolution adopted prior to the occurrence of such event, that any outstanding Option shall be converted into a right to receive in cash and/or such other consideration received by shareholders of the Company generally in connection with such transaction, as soon as practicable following the closing date or expiration date of the transaction, an amount equal to the value of the consideration (or the actual consideration) to be received in connection with such transaction for one share of Stock, less the per share exercise price of such Option, multiplied by the number of shares of Stock subject to such Option.

No Participant shall have any right to prevent the consummation of any of the foregoing acts affecting the number of shares of Stock available to such Participant. Any actions or determinations of the Committee under this Subsection 10(b) need not be uniform as to all outstanding Options, nor treat all Participants identically. Notwithstanding the foregoing adjustments, in no event may any Option be exercised after ten (10) years from the date it was originally granted, and any changes to ISOs pursuant to this Section 10 shall, unless the Committee determines otherwise, only be effective to the extent such adjustments or changes do not cause a "modification" (within the meaning of Section 424(h)(3) of the Code) of such ISOs or adversely affect the tax status of such ISOs.

     11. Miscellaneous Provisions. (a) The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the issuance of shares of Stock upon exercise or payment of any Option. Proceeds from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company. The expenses of the Plan shall be borne by the Company.

     (b) Except as otherwise provided in this paragraph (b) of Section 11, an Option by its terms shall be personal and may not be sold, transferred, pledged, assigned, encumbered or otherwise alienated or hypothecated otherwise than by will or by the laws of descent and distribution and shall be exercisable during the lifetime of a Participant only by him or her. At the Committee's discretion, an Agreement may permit the receipt or exercise of a Participant's Option (or any portion thereof) after his or her death by the beneficiary most recently named by such Participant in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, by the legatee of the Participant under the Participant's last will or by the legal representative of such Participant's estate. The Committee may, in its discretion, authorize any Option which is not an ISO granted to a Participant to be on terms which permit transfer of all or a portion of such Option to members of such Participant's immediate family or a trust or partnership, or similar vehicle, established solely for the benefit of, or the partners or members of which are solely, any such immediate family member or members, provided that the Option expressly permits such transferability and any transfer of such Option shall be in accordance with any other terms, conditions, rules and limitations prescribed by the Committee and/or set forth in the applicable Agreement. Following the valid transfer of any such Option, the transferred Option shall continue to be subject to the same terms and conditions as were applicable to such Option immediately prior to such transfer, provided that the transferee of such Option shall be treated under the Plan and the applicable Agreement as the Participant who transferred the Option, except that the terms of Section 6(f) (and any similar provisions of the applicable Agreement, dealing with exercisability of an Option and termination of a Participant's relationship with the Company or a Subsidiary, or his or her death), shall continue to be applied with respect to the original Participant, so that following a Participant's termination of employment or relationship as a director, with the Company or a Subsidiary or the death of a Participant, any transferee of such original Participant's Option may only exercise such Option to the extent provided, and for the period specified, in such Section 6(f) (and any similar provisions of the applicable Agreement). In the event any Option is exercised by the transferee of an Option, or the executors, administrators, heirs or distributees of the estate of a deceased Participant, or such Participant's beneficiary, in any such case pursuant to the terms and conditions of the Plan and the applicable Agreement, the Company shall be under no obligation to issue Stock thereunder unless and until the Committee is satisfied that the person or persons exercising such Option is the valid transferee of the Option, the duly appointed legal representative of the deceased Participant's estate or the proper legatees or distributees thereof or the named beneficiary of such Participant.

     (c) If at any time the Committee shall determine, in its discretion, that the listing, registration and/or qualification of shares of Stock upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the sale or purchase of shares of Stock hereunder, no Option may be exercised in whole or in part unless and until such listing, registration, qualification, consent and/or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.

     (d) The Committee may require each person receiving Stock in connection with any Option under the Plan to represent and agree with the Company in writing that such person is acquiring the shares of Stock for investment without a view to the distribution thereof. The Committee, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares of Stock purchasable or otherwise receivable by any person under any Option as it deems appropriate. Any such restrictions shall be set forth in the applicable Agreement, and the certificates evidencing such shares may include any legend that the Committee deems appropriate to reflect any such restrictions.

     (e) The Committee may, in its discretion, extend one or more loans to Participants who are key employees of the Company or a Subsidiary in connection with the exercise or receipt of an Option granted to any such employees. The terms and conditions of any such loan shall be set by the Committee.

     (f) By accepting any benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated their acceptance and ratification of, and consent to, all of the terms and conditions of the Plan and any action taken under the Plan by the Committee, the Company or the Board.

     (g) Neither the adoption of the Plan nor anything contained herein shall affect any other compensation or incentive plans or arrangements of the Company or any Subsidiary, or prevent or limit the right of the Company or any Subsidiary to establish any additional forms of incentives or compensation for their employees or directors, or grant or assume options or other rights otherwise than under the Plan.

     (h) The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, except as superseded by applicable federal law.

     (i) The word "Section" used herein shall refer to provisions of the Plan, unless stated otherwise.

     12. Limits of Liability. (a) Any liability of the Company or a Subsidiary to any Participant with respect to any Option shall be based solely upon contractual obligations created by the Plan and the Agreement.

     (b) Neither the Company nor a Subsidiary nor any member of the Committee or the Board, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability, in the absence of bad faith, to any party for any action taken or not taken in connection with the Plan, except as may expressly be provided by statute.

     13. Amendments and Termination. The Committee may, at any time and with or without prior notice, amend, alter, suspend, or terminate the Plan; provided, however, no amendment, alteration, suspension, or termination shall be made which would impair the previously accrued rights of any holder of an Option theretofore granted without his or her written consent or which, without first obtaining approval of the stockholders of the Company (where such approval is necessary to satisfy (i) any requirements under the Code relating to ISOs or
(ii) applicable state law), would:

          (a) except as is provided in Section 10, increase the maximum number of shares of Stock which may be sold or awarded under the Plan;

          (b) except as is provided in Sections 5(b) and 10, decrease the minimum option exercise price requirements of Section 6(a) (provided, however, that except for decreases provided in Sections 5(b) and 10, no such decrease may be made by the Board without first obtaining approval of the stockholders of the Company other than in the event of a sustained decrease in the value of the Stock);

          (c) change the class of persons eligible to receive Options under the Plan; or

          (d) extend the duration of the Plan or the period during which Options may be exercised under Section 6(b).

     The Committee may amend the terms of any Option theretofore granted, including any Agreement, retroactively or prospectively, but no such amendment shall impair the previously accrued rights of any Participant without his or her written consent.

     Notwithstanding any other provision of the Plan to the contrary, (x) no amendment, alteration, suspension or termination of the Plan or any Option, including any Agreement, shall be made which would be inconsistent with the terms and conditions of the Reorganization Plan, without the written consent of each affected Participant, and (y) the Board may amend the Plan and the Committee may amend any Option granted under the Plan, including any Agreement, either retroactively or prospectively, and without the consent of the applicable Participant, so as to preserve or come within any exemptions from liability under Section 16(b) of the Exchange Act, pursuant to the rules and releases promulgated by the Securities and Exchange Commission (including Rule 16b-3 under the Exchange Act).

     14. Effective Date. The Plan shall become effective as of the Effective Date (in the event that the Reorganization Plan, which shall include the adoption of the Plan, is approved by a majority of the amount of Allowed Claims of the Persons entitled to vote thereon) or, in the event that the
Reorganization Plan is not approved by a majority of the amount of Allowed Claims of the Persons entitled to vote thereon, the date on which the Plan is approved by the shareholders of the Company. The Plan shall be of unlimited duration; provided, however, that, to the extent required by the Code, no ISOs may be granted under the Plan on a date that is more than ten (10) years from the earlier of the dates referred to in the first sentence of this Section 14 above. No termination of the Plan shall affect the previously accrued rights of any Participant hereunder and all Options previously granted hereunder shall continue in force and in operation after the termination of the Plan, except as they may be otherwise terminated in accordance with the terms of the applicable Agreement.

                                                                      Schedule I


         Employees Designated to Receive Initial Option Grants Under the
               Camelot Music Holdings, Inc. 1998 Stock Option Plan


                                                     SHARES COVERED BY
                                                   EMPLOYEE'S OPTION AS
                                                   A PERCENTAGE OF TOTAL
Employee(1)                                       SHARES SUBJECT TO PLAN

Category 1 Employees

         62 current Camelot employees                      75.6033%

Category 2 Employees

         15 prospective employees to be                     4.8100%
         hired upon consummation of
         The Wall transaction

Category 3 Employees

         4 prospective employees to be                      3.7000%
         hired regardless of consummation
         of The Wall transaction

Shares not subject to Options granted
pursuant to Section 5(b)
("Unallocated Options")                                    15.8867%
                                                          100.0000%

(1) The aggregate number of shares allocated for Options to be granted on the Effective Date to the Category 1 Employees may not be reduced under any circumstances at any time.

     Each grant of Options to Category 2 Employees is contingent upon consummation of the Company's acquisition of the assets of The Wall Music, Inc. and commencement of the applicable Category 2 Employee's employment with Camelot. In the event that either such condition (or both such conditions) shall fail to occur, such Options shall be reallocated (i) among any other Category 2 Employees or any Category 1 Employees or Category 3 Employees, or (ii) to the pool of Unallocated Options.

     Each grant of Options to Category 3 Employees is contingent upon commencement of the applicable Category 3 Employee's employment with Camelot. In the event that such condition shall fail to occur, such Options shall be reallocated (i) among any other Category 3 Employees or any Category 1 Employees or Category 2 Employees, or (ii) to the pool of Unallocated Options.

     Notwithstanding the satisfaction of the conditions to the granting of Options to any Category 2 Employee or Category 3 Employee, such Options may be reallocated prior to the effective date of grant of such Options, among the Category 1 Employees, Category 2 Employees and/or Category 3 Employees. However, to the extent that the conditions to the granting of Options to any Category 2 Employee or Category 3 Employee are satisfied, the shares allocated for such Options may not be reallocated to the pool of unallocated Options.

                                                                     Appendix A


                [Form of Incentive Stock Option Award Agreement]



                          CAMELOT MUSIC HOLDINGS, INC.

                     INCENTIVE STOCK OPTION AWARD AGREEMENT



          This Agreement (this "Agreement"), dated January, 27 1998, is made between Camelot Music Holdings, Inc. (the "Company") and _______________ (the "Optionee"). All capitalized terms that are not defined herein shall have the meaning as defined in the Camelot Music Holdings, Inc. 1998 Stock Option Plan (the "Plan"). References to "he," "him," and "his" shall mean the feminine form of such terms, when applicable.


                               W I T N E S E T H :


          1. Grant of Option. The Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of ____________ shares of the $0.01 par value common stock of the Company (the "Stock") at a per share purchase price equal to $20.75, subject to proportionate adjustment as provided in Section 5(b) of the Plan (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall be treated as an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

          2. Terms and Conditions. It is understood and agreed that the Option evidenced hereby is subject to the following terms and conditions:

          (a) Expiration Date. The Option shall expire ten (10) years after the date indicated above.

          (b) Exercise of Option.

          (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised at any time on or after the date which is four (4) years from the date hereof as to the total number of shares of Stock subject to the Option, or any portion thereof, for which the Option was not previously exercised; provided, however, the Option shall become exercisable prior to such date as to that portion of the total number of shares of Stock covered by the Option set forth on Schedule II attached hereto, subject to satisfaction of the Fair Market Value of Stock targets set forth on such Schedule II; provided further, however, that, irrespective of satisfaction of such targets, upon the occurrence of a Change in Control, the Option shall automatically become fully vested and exercisable for all of the shares of Stock subject to the Option with respect to which the Option was not previously exercised.

          (ii) Any exercise of all or any part of the Option shall be accompanied by a written notice to the Company specifying the number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

          (iii) At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (A) in United States dollars by personal check, bank draft or money order; (B) with the consent of the Committee, through delivery of a full recourse promissory note upon such payment and other terms and conditions, including interest (at no less than such rate as shall then preclude the imputation of interest under the Code), as may be prescribed by the Committee; or (C) by delivery of a notice that the Optionee has placed a sell order with a broker with respect to shares of Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale of Stock to the Company in satisfaction of the Option exercise price.

          (iv) The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a Subsidiary, and no shares of Stock may thereafter be purchased under the Option, except as follows:

          (A) In the event of the death of the Optionee while an employee of the Company or a Subsidiary, the Option, to the extent exercisable in accordance with Section 2(b)(i) hereof as of the date of his death, may be exercised after the Optionee's death by his heir, the legal representative of the Optionee's estate or by the legatee of the Optionee under his last will for a period of two (2) years from the date of his death or until the expiration of the stated period of the Option, whichever period is the shorter.

          (B) If the Optionee's employment with the Company or a Subsidiary shall terminate by reason of "Permanent Disability" (as defined in the last sentence of this Section 2(b)(iv)(B)), the Option, to the extent exercisable in accordance with Section 2(b)(i) hereof as of the date of such termination of employment, may be exercised after such termination by the Optionee or his legal representative, but may not be exercised after the expiration of the period of one (1) year from the date of such termination or of the stated period of the Option, whichever period is the shorter. For purposes of this Agreement, "Permanent Disability" shall mean "permanent and total disability," as defined in Section 22(e)(3) of the Code, and a condition which would constitute a "permanent disability" under the Camelot Music Group Long-Term Disability Insurance Plan.

          (C) If the Optionee's employment with the Company or a Subsidiary is terminated due to voluntary resignation of the Optionee prior to attaining four (4) years of service as an employee of the Company and/or any of its Subsidiaries (including, without limitation, any such service rendered as an employee of the Company and/or any of its Subsidiaries prior or subsequent to the Chapter 11 bankruptcy filings of the Company and its then Subsidiaries), the Option shall terminate on the date of such termination of employment and shall cease to thereafter be exercisable with respect to any shares of Stock.

          (D) Upon termination of the Optionee's employment with the Company or a Subsidiary under any circumstances other than any of those described in paragraph (A), (B) or (C) above of this Section 2(b)(iv), the Option, to the extent the Option is exercisable in accordance with Section 2(b)(i) hereof as of the date of such termination or thereafter becomes exercisable by reason of a Change in Control in accordance with Section 2(b)(i) hereof, may thereafter be exercised, but may not be exercised after the expiration of the period of three (3) months from the date of such termination, or of the stated period of the Option, whichever period is the shorter.

          (E) If the Optionee dies after termination of his employment with the Company and/or a Subsidiary under paragraphs (B) or (D) of this Section 2(b)(iv) above during the one-year or three-month period specified, respectively, in such paragraphs, any unexercised Option, to the extent the Option would have been exercisable in accordance with such applicable paragraph (B) or (D) hereof, may be exercised after the Optionee's death by the Optionee's heir, the legal representative of his estate or by the legatee of the Optionee under his last will until the expiration of the period of two (2) years from the date of his death or the stated period of the Option, whichever period is the shorter.

          (c) Transfer. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and is exercisable, during the lifetime of the Optionee, only by him; provided, however, that the Option (or any portion thereof) may be exercised after the Optionee's death by the beneficiary most recently named by the Optionee in a written designation thereof filed with the Company, or, in lieu of any such surviving beneficiary, by the Optionee's heir, the legatee of the Optionee under the Optionee's last will or the legal representative of the Optionee's estate.

          (d) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash any taxes of any kind required by law to be withheld with respect to such Stock. In no event shall Stock be delivered to any person exercising the Option until such person has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

          (e) No Rights as Stockholder. Neither the Optionee nor any other person shall become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights of a shareholder with respect to any such shares, until the Optionee or his legal representative or legatee has exercised the Option in accordance with the provisions hereof and of the Plan.

          (f) No Right to Continued Employment. The Option shall not confer upon the Optionee any right to be retained in the service of the Company or a Subsidiary, nor, subject to the terms and conditions of any applicable employment or other agreement, restrict the right of the Company or any Subsidiary to terminate his employment at any time with or without cause.

          (g) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under, or contemplated by, the Plan. If and to the extent that any provision contained herein is inconsistent with the Plan, the Plan shall govern.

          (h) Compliance with Laws, Regulations, Etc. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable federal and state laws, rules and regulations and (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

          3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act, and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee represents and warrants that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and represents and agrees that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to either (i)a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii)a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

          4. Optionee Bound by Plan. The Optionee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all of the terms and provisions thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 13 of the Plan as in effect on the date hereof.

          5. Notices. Any notice hereunder to the Company shall be addressed to it, c/o Camelot Music, Inc., at 8000 Freedom Avenue N.W., North Canton, Ohio 44720, Attention: Chief Financial Officer, and any notice hereunder to the Optionee shall be addressed to him at _______________________________________
subject to the right of either party to designate at any time hereafter in writing some other address.

          6. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within said state.

          7. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

          8. Modification. This Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the parties hereto.

          9. Counterparts. This Agreement has been executed in two counterparts each of which shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Camelot Music Holdings, Inc., has caused this Agreement to be executed by an appropriate officer and the Optionee has executed this Agreement, both on the day and year first above written.


                                              CAMELOT MUSIC HOLDINGS, INC.


                                              By:__________________________

                                              Title:_______________________

OPTIONEE


________________________(L.S.)

                                                                     SCHEDULE I




                        NOTATIONS AS TO PARTIAL EXERCISE


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                Number of          Balance of
Date of      Shares of Stock     Shares of Stock     Authorized    Notation
Exercise        Purchased           on Option        Signature       Date
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

                                                                     SCHEDULE II


                            Exercisability of Option

Subject to paragraph (b) of Section 2 of this Agreement, prior to the fourth anniversary of the Effective Date, the Option shall be exercisable for the fraction set forth below of the total number of shares of Stock stated in
Section 1 of this Agreement on the date or dates on which the corresponding Fair Market Value of Stock objectives are first achieved:

First date on which the average of the
Fair Market Value of the Stock for a period
of ten (10) consecutive business days has
exceeded the price stated in Section 1 of
this Agreement (using such price stated in                  Fraction of Total
Section 1 as the base) by:                              Shares Subject to Option
-------------------------------------------             ------------------------
15%                                                            one-third

30%                                                            two-thirds

45%                                                            all shares

The foregoing to the contrary  notwithstanding,  but subject to paragraph (b) of
Section 2 of this Agreement, prior to the second anniversary of the Effective Date the Option shall not be exercisable for more than one-half of the total number of shares of Stock subject to the Option; from and after the second anniversary of the Effective Date, the Option may become exercisable, in accordance with the foregoing schedule, for the total number of shares subject to the Option.

As an example, if on a date which is 11 months after the Effective Date, the average of the Fair Market Value of the Stock for a period of ten (10)
consecutive business days exceeds the price stated in Section 1 of this Agreement by 15%, the Option shall become exercisable (in accordance with Section 2(b)) for one-third of the shares of Stock stated in Section 1 of this Agreement at the time such average price is first attained. As an alternative example, if on a date 11 months after the Effective Date, the average of the Fair Market Value of the Stock for a period of ten (10) consecutive business days exceeds the price stated in Section 1 of this Agreement by 45%, the Option shall become exercisable (in accordance with Section 2(b)) for 50% of the shares of Stock stated in Section 1 of this Agreement at the time such average price is first attained and shall become exercisable (subject to Section 2(b)) for the remaining 50% of such total number of shares on the second anniversary of the Effective Date.